Other Income, Gain and Loss - Summary of Other Income, Gain and Loss (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Analysis of income and expense [abstract]
Interest income	¥ 10,453	$ 1,602	¥ 11,894	¥ 11,931
Net gain (loss) from sales of scrap materials	(441)	(68)	4,507	3,243
Release of deferred income	796	122	797	797
Others	17	3	122	118
Other income, gains and losses	¥ 10,825	$ 1,659	¥ 17,320	¥ 16,089